SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement           [  ]  Confidential,  for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Farmers Capital Bank Corporation
                 -----------------------------------------------
                 Name of Registrant as Specified In Its Charter


    ------------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                        FARMERS CAPITAL BANK CORPORATION
                              202 West Main Street
                           Frankfort, Kentucky 40601

                    Notice of Annual Meeting of Shareholders
                             to be Held May 8, 2001

     The Annual Meeting of Shareholders of Farmers Capital Bank Corporation (the "Corporation") will be held at the main office of Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 8, 2001 at 11:00 a.m. for the following purposes:

     1. The election of four directors for three-year terms ending in 2004 or until their successors have been elected and qualified;

     2. The transaction of such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 1, 2001 will be entitled to receive notice of and to vote at this meeting, or any adjournment thereof. The stock transfer books will not be closed.

     It is desirable that as many shareholders as possible be represented at the meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You may revoke the proxy at any time before the authority therein is exercised.

                                By order of the Board of Directors,


                                /s/ James H. Childers
                                James H. Childers
                                Secretary

Frankfort, Kentucky
April 2, 2001


                             YOUR VOTE IS IMPORTANT

     Please  date,   sign  and  promptly   return  the  enclosed  proxy  in  the
accompanying postage-paid envelope.

                        FARMERS CAPITAL BANK CORPORATION
                              202 West Main Street
                           Frankfort, Kentucky 40601
                                  502-227-1600

                                Proxy Statement
                    Annual Shareholders Meeting - May 8, 2001

GENERAL

     The Board of Directors of the Corporation hereby solicits your proxy for use at the 2001 Annual Shareholders' Meeting (the "Meeting"). The Meeting will be held at the main office of Farmers Bank & Capital Trust Co. ("Farmers Bank"), 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 8, 2001 at 11:00 a.m. The persons named as proxies in the form of proxy, Charles S. Boyd and Frank W. Sower, Jr., have been designated as proxies by the Board of Directors.

     When the enclosed proxy is executed and returned before the Meeting, the shares represented thereby will be voted at the Meeting as specified thereon. Any person executing the enclosed proxy may revoke it prior to the voting at the Meeting by giving written notice of revocation to the Secretary of the Corporation, by filing a proxy bearing a later date with the Secretary or by attending the Meeting and voting his or her shares in person.

     This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about April 2, 2001.

VOTING

     Voting rights are vested exclusively in the holders of shares of Corporation Common Stock. A shareholder is entitled to one vote per share of Corporation Common Stock owned on each matter coming before the Meeting, except that voting rights are cumulative in connection with the election of directors. Shareholders being present at the meeting in person or by proxy representing a majority of the outstanding shares of Corporation Common Stock will constitute a quorum.

     Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., "broker nonvote"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the meeting. An abstention is not the equivalent of a "no" vote on a proposition.

     In the election of directors, each shareholder is entitled to as many votes as are equal to the number of such shareholder's shares of Corporation Common Stock multiplied by the number of directors to be elected, and the shareholder may cast all such votes for a single nominee or distribute such votes among two or more nominees as the shareholder sees fit. For example, if you own 100 shares of Corporation Common Stock you can give each of the four nominees 100 votes, election of directors on the Board of Directors proxy form as described herein will constitute discretionary authority to the named proxies to cumulate the votes to which such proxy forms relate as they shall determine. If a quorum is present, the four individuals who receive the largest number of votes are elected as directors.

     Only shareholders of record at the close of business on April 1, 2001 will be entitled to receive notice of and to vote at the Meeting. On March 1, 2001 there were 7,095,954 shares of Corporation Common Stock issued and outstanding.

PRINCIPAL BENEFICIAL OWNERS

     The following table gives information as to all persons or entities known to the Corporation to be beneficial owners of more than five percent (5%) of the shares of Corporation Common Stock. Unless otherwise indicated, beneficial ownership includes both sole voting power and sole investment power.

                                Amount and Nature
                                of Beneficial
                                Ownership of
                                Corporation
Name and Address of             Common Stock as of              Percent
Beneficial Owner                March 1, 2001                   of Class 1
--------------------------------------------------------------------------

Farmers Bank & Capital          681,728.6348 2                  9.61
Trust Co., as Fiduciary
125 West Main Street
Frankfort, KY  40601

1 Based on 7,095,954 shares of Corporation Common Stock outstanding as of March 1, 2001.

2 The shares indicated are held by the Trust Department of Farmers Bank, a wholly owned subsidiary of the Corporation, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Farmers Bank has the sole right to vote 580,538 shares, or approximately 8.18% of the outstanding shares. It has no voting rights with respect to 74,902 shares or 1.1% of the outstanding shares.

In addition, of the shares indicated, Farmers Bank has sole investment power with respect to 275,896 shares or 3.88% of outstanding shares, shared investment power with respect to 159,000 shares or 2.24% of the outstanding shares, and no investment power with respect to 245,832 shares or 3.46% of the shares outstanding.

                             ELECTION OF DIRECTORS

     At the 2001 Annual Meeting of Shareholders, four directors will be elected to hold office for three-year terms ending in 2004 or until their successors are elected and qualified.

     The enclosed proxy will be voted for the election of the nominees listed in the table below under the caption "Nominees For Three-Year Terms Ending in 2004" for the Office of Director. If any of the nominees has become unavailable for any reason at the time of the Meeting, the proxy will vote for such substitute nominee as the Corporation's Board of Directors shall determine. The Board of Directors currently knows of no reason why any of the nominees listed below is likely to become unavailable. If considered desirable, cumulative voting will be exercised to elect as many of such nominees as possible.

                                                                                                Principal
                                Has Served              Position and                            Occupation
Nominee                         as Director             Offices with                            During the
and Age                         Since 1                 Corporation 2                           Past Five Years
-----------------------------------------------------------------------------------------------------------------------------

                                  NOMINEES FOR THREE-YEAR TERMS ENDING IN 2004


Lloyd C. Hillard, Jr.           1996                    Director; President,                    President and CEO of
(54)                                                    CEO and Director of                     First Citizens Bank
                                                        First Citizens Bank and
                                                        FCB Services, Inc.  ("FCB
                                                        Services")


Harold G. Mays                  1996                    Director                                President of H. G. Mays
(66)                                                                                            Corp. (asphalt paving
                                                                                                contractor)

Robert Roach, Jr.               1998                    Director                                Retired Teacher
(62)

W. Benjamin Crain                *                      Chairman of the Board of                President of Fourth Street
(60)                                                    Directors of United Bank                & Tobacco Warehouse
                                                        Trust Co. ("United Bank")

                                                                                                Principal
                                Has Served              Position and                            Occupation
Nominee                         as Director             Offices with                            During the
and Age                         Since 1                 Corporation 2                           Past Five Years
-----------------------------------------------------------------------------------------------------------------------------

                                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2002


Stokes A. Baird, IV             1999                    Director,                               Attorney At Law
(57)                                                    Chairman of the Board of
                                                        Directors of Kentucky
                                                        Banking Centers, Inc.
                                                        ("Kentucky Banking Centers")

G. Anthony Busseni              1996                    Director; President,                    President, CEO and
(53)                                                    CEO and Director of                     Director of Farmers Bank and
                                                        Farmers Bank & Capital Trust            Trust Company ("Farmers
                                                        Co. ("Farmers Bank") and FCB            Georgetown")
                                                        Services; President and
                                                        Director of Farmers Capital
                                                        Insurance Corporation

James H. Childers               1996                    Director; Executive                     Executive Vice
(58)                                                    Vice President,                         President, Secretary and
                                                        Secretary and General                   General Counsel of the
                                                        Counsel of the                          Corporation
                                                        Corporation; Director                   since January 1995;
                                                        of Kentucky Banking
                                                        Centers, First
                                                        Citizens Bank and
                                                        Farmers Bank; Chairman,
                                                        Farmers Capital Insurance
                                                        Corporation

Michael M. Sullivan             1999                    Director, Director                      Retired, Senior Vice
(63)                                                    of FCB Services                         President, FCB
                                                                                                Services

                                                                                                Principal
                                Has Served              Position and                            Occupation
Nominee                         as Director             Offices with                            During the
and Age                         Since 1                 Corporation 2                           Past Five Years
-------------------------------------------------------------------------------------------------------------------------------

                                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2003


Frank W. Sower, Jr.             1996                    Director, Chairman                      Retired Appeals Officer,
(61)                                                    of the Board of                         Internal Revenue
                                                        Directors                               Service

J. Barry Banker3                1996                    Director                                President of Stewart
(49)                                                                                            Home School

Charles S. Boyd                 1992                    Director; President                     President and CEO of
(59)                                                    and CEO of the                          the Corporation
                                                        Corporation; Director
                                                        of United Bank, Lawrenceburg
                                                        National Bank ("Lawrenceburg
                                                        Bank"), Farmers Bank and Trust
                                                        Company ("Farmers Georgetown"),
                                                        Farmers Bank, First Citizens Bank,
                                                        Kentucky Banking Centers, Inc.
                                                        and FCB Services, Inc.

Glenn Birdwhistell             2000                     Chairman of the Board of                Realtor and Auctioneer
(68)                                                    Directors of Lawrenceburg Bank


* Mr. Crain previously served as a Director from 1996 to 1998.

1 Refers to the year in which the nominee or the continuing director became a director of the Corporation.

2 All corporations listed in this column either are the Corporation itself or subsidiaries of the Corporation.

3 J. Barry Banker is the son-in-law of Dr. John P. Stewart, the Chairman Emeritus. The foregoing is the only "family relationship" between any director, executive officer, or person nominated or chosen to become a director or executive officer. "Family relationship" means a relationship by blood, marriage or adoption, not more remote than first cousin.

     None of the nominees or continuing directors is a director of any company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or any company registered as an investment company under the Investment Company Act of 1940.

     In addition to the nominees and continuing directors listed in the table above, Mr. Charles T. Mitchell, Mr. E. Bruce Dungan, and Dr. John P. Stewart serve as Advisory Directors to the Corporation. The retirement policy for directors of the Corporation states that a director shall retire effective as of the Annual Meeting of Shareholders next following the date on which the director attains age 70. Thereafter, any such director may, at the discretion of the Board of Directors, become an Advisory Director.

     There were six meetings of the Board of Directors during 2000, and all directors attended at least 75% of the total number of Board meetings and the meetings of the committees to which they belong.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are  three  standing  committees  of the  Board of  Directors  of the
Corporation: the Retirement Committee, the Audit Committee and the Compensation Committee. The Corporation has no standing nomination committee. The Retirement Committee consists of Thomas P. Porter - Executive Vice President of Farmers Georgetown, Charles S. Boyd, G. Anthony Busseni, Brenda Rogers - Secretary of Farmers Bank, Linda Faulconer - Vice President of the Corporation, Paul H. Vaughn - Executive Vice President of Lawrenceburg Bank, Charles T. Mitchell, and Harold G. Mays. During 2000, the Retirement Committee met two times. The Committee establishes investment policy and monitors investment results for the plans. It also, from time to time, recommends amendments to the plans to the Board of Directors.
     The Audit Committee consists of Charles T. Mitchell, Dr. John D. Sutterlin, Frank W. Sower, Jr., and J. Barry Banker. During 2000, the Audit Committee met four times. KPMG LLP was selected to act as independent auditors during 2000, primarily for the purpose of performing the external audit. During 2000, the external audit fees were $117,325.00 and $4,375.00 for all other fees. The Audit Committee of the Board of Directors considered whether the nonaudit services rendered by KPMG LLP were compatible with maintaining KPMG's independence as auditors of the Company's consolidated financial statements.

     The Compensation  Committee for 2000 consisted of J. Barry Banker,  Charles
T. Mitchell and Frank W. Sower, Jr. The Compensation Committee met two times during 2000. The Committee establishes the salary of the chief executive officer, approves his recommendations of salaries for the other executive officers, and determines participation in the Stock Option Plan and the extent of participation therein.

STOCK OWNERSHIP OF MANAGEMENT

     The table below gives information as to the shares of Corporation Common Stock beneficially owned by all directors and nominees, advisory directors and executive officers. Unless otherwise indicated, beneficial ownership includes both sole voting power and sole investment power.

                                Amount and Nature of
                                Beneficial Ownership of                 Percent
                                Corporation Common                      of
Name                            Stock as of March 1, 2001 1             Class 2
--------------------------------------------------------------------------------
Stokes A. Baird, IV             2,400           3                       .03

J. Barry Banker                 4,894.029       4                       .07

Glenn Birdwhistell              500                                     .01

Charles S. Boyd                 23,489.419      5                       .33

G. Anthony Busseni              942.927         6                       .01

James H. Childers               914.611         7                       .01

W. Benjamin Crain*              1,723.000                               .02

E. Bruce Dungan                 82,993.982      8                      1.17

Lloyd C. Hillard, Jr.           3,513.069       9                       .05

Harold G. Mays                  5,573.797       10                      .08

Charles T. Mitchell             31,600          11                      .45

Robert Roach, Jr.               20,000                                  .28

Frank W. Sower, Jr.             56,786          12                      .80

John P. Stewart                 70,500          13                      .99

Michael M. Sullivan             223,755.333     14                     3.15

John D. Sutterlin**             55,300          15                      .77

All directors and nominees,
 advisory directors and         589,150.559                            8.30
 officers as a group

* Mr. Crain is a nominee for three-year term ending in 2004.

** The term of Mr. Sutterlin ends May 8, 2001.

1 All entries are based on information provided to the Corporation by its directors and officers. The persons listed, unless otherwise indicated, are the sole owners of the reported securities and accordingly exercise both sole voting and sole investment power over the securities.

2 Based on 7,095,954 shares of Corporation Common Stock outstanding as of March 1, 2001.

3 Includes 400 shares held by two of his children.

4 Includes 3,400 shares held by Farmers Bank in trust for Mr.  Banker's wife and
107.812 shares held for each of his three children.

5 Includes 10,626.894 shares held by Mr. Boyd's wife, Nora Lee Boyd; and 1,012.525 shares held for him in the Employee's Stock Ownership Plan (the "ESOP").

6 Includes 578.065 shares held for him in the ESOP; and 120.239 shares held by his wife as custodian for his daughter, Kristen E. Busseni.

7 Includes 914.611 shares held by the ESOP.

8 Includes 5,821 shares owned by Mr. Dungan's son, Bruce G. Dungan, a Vice President of Farmers Bank; 2,200 shares held by Mr. Dungan's son, Patrick M. Dungan; 42,500 shares owned by Mr. Dungan's wife, Peggy D. Dungan; and 1,472.982 shares held by the ESOP.

9 Includes 116.466 shares held for him by the ESOP; 200 shares held in a self-directed IRA for the benefit of his wife Judy; 1,639.79 shares held in a self-directed IRA for his benefit; and 350 shares held in a profit sharing trust for the benefit of his wife.

10 Includes 5,573.797 shares held by H. G. Mays Corp. of which he is the President and principal shareholder.

11 Includes 8,000 shares owned by Mr. Mitchell's wife, Jean G. Mitchell; 5,200 shares in an IRA established by Mr. Mitchell with Farmers Bank serving as trustee.

12 Includes 31,066 shares held by himself and his brother, John R. Sower, and his sister, Lynn S. Bufkin, in various trusts for the benefit of his children and the other grandchildren of his parents and 3,400 shares held by his children.

13 Includes 56,500 shares held by Dr. Stewart as trustee for his own benefit; and 10,000 shares held in trust by Farmers Bank for the benefit of three of his children.

14 Includes 2,650 shares held by Mr. Sullivan's three children; 15,560 shares held by his wife, Lynne; 51,000 shares held by the Sullivan Family Partnership; 34,080 shares held by the Sullivan Insurance Agency of which Mr. Sullivan is the President; 280 shares held by Mr. Sullivan as trustee of a charitable remainder trust; and 695.333 shares held by the ESOP.

15 Includes 17,900 shares held in an Individual Retirement Plan Trust for his benefit.

                      FURTHER INFORMATION AS TO MANAGEMENT

COMPENSATION

     The following table sets forth all compensation for services in all capacities to the Corporation and its subsidiaries during the last three fiscal years by the Corporation's Chief Executive Officer and the Corporation's other three highest-paid executive officers.

                           SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Long Term Compensation
                Annual Compensation                                     Awards                          Payouts
                                                        Other
Name                                                    Annual          Restricted                                      All Other
and                                                     Compen-         Stock           Securities      LTIP            Compen-
Principal                                               sation          Awards          Underlying      Payouts         sation 1
Position        Year    Salary ($)*     Bonus ($)       ($)             ($)             Options(#)      ($)             ($)
------------------------------------------------------------------------------------------------------------------------------------

Charles S.
Boyd            1998    264,323.08                                                                                      13,328.00
President       1999    264,908.00                                                                                      13,112.00
& CEO           2000    264,899.98                                                                                      13,912.00

G. Anthony
Busseni
President
& CEO           1998    129,412.26                                                                                      10,000.95
Farmers         1999    143,600.07                                                                                      10,999.88
Bank            2000    152,999.92                                                                                      11,752.20

James H.
Childers
Ex.V.Pres.,     1998    144,550.72                                                                                       9,649.13
Secr., Gen.     1999    147,678.98                                                                                       9,390.34
Counsel         2000    152,228.99                                                                                       9,754.36

Lloyd C.
Hillard, Jr.
President
& CEO           1998    113,063.71                                                                                       8,772.97
First Citizens  1999    111,888.01                                                                                       8,463.02
Bank            2000    115,999.94                                                                                       8,792.16



1 In 2000, includes (a) Corporation's contributions to the Corporation Pension Plan (Mr. Boyd $6,800.00, Mr. Childers $4,721.18, Mr. Busseni $5,720.10, and Mr.
Hillard $4,240.08); (b) Corporation's contributions to the Corporation Salary Savings Plan (Mr. Boyd $6,800.00, Mr. Childers $4,721.18, Mr. Busseni $5,720.10, and Mr. Hillard $4,240.08); and (c) the value of insurance premiums paid by the Corporation on behalf of the named executive officers ($312.00 for each of the named executive officers).

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                                                                 Number of Unexercised                Value of Unexercised
                        Shares                                          Options at                   In-the-Money Options at
                        Acquired          Value                 December 31, 2000 (#)                 December 31, 2000($) 2
Name                    on Exercise (#)   Realized ($)      Exercisable        Unexercisable      Exercisable        Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Charles S. Boyd             0                   0               34,000               23,000          106,250.00         71,835.00
James H. Childers       2,000              20,500                7,500                8,000           23,437.50         25,000.00
G. Anthony Busseni          0                   0                9,999               10,001           31,246.88         31,253.13
Lloyd C. Hillard, Jr.       0                   0                8,999               10,001           28,121.88         31,253.13

1 Represents the difference between the closing price of the Corporation's Common Stock on the NASDAQ SmallCap Market tier on the day before the date of the exercise and the option exercise price.

2 The value of unexercised in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the Corporation's Common Stock on the NASDAQ SmallCap Market tier at fiscal year end ($27.625) and the option exercise price for those shares. These values have not been realized.


COMPENSATION OF DIRECTORS

     Directors of the Corporation, other than the Chief Executive Officer, whether active or advisory, receive a quarterly fee of $1,500.00. Frank W. Sower, Jr. receives $2,000.00 per quarter for serving as Chairman of the Board. In addition, active and advisory directors receive $250.00 per meeting for serving on committees of the Board. All active and advisory directors receive a year end retainer of $4,000.00.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     According to information provided to the Corporation by its directors and officers, all are in compliance with Section 16(a) of the Securities Exchange Act of 1934.

REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee is composed of J. Barry Banker and Mr. Frank W. Sower, Jr., who are directors, and Mr. Charles T. Mitchell, a former director who now is an advisory director. All are independent, outside directors or advisory directors. Mr. Sower is Chairman of the Compensation Committee.

     The Corporation's executive compensation objective is to link compensation with corporate and individual performance in a manner which, recognizing the marketplace practices of other bank holding companies, will attract and retain executives who can achieve the short and long term goals of the Corporation. The compensation policy is to provide for competitive base salaries, which reflect individual levels of responsibility and performance, and annual incentive payments, which are based upon the annual Corporation performance. This executive compensation is also intended to provide an incentive for the Corporation's executive officers to pursue the long term best financial interests of the Corporation and its shareholders. Consistent with this, the Corporation during 1997 awarded stock options to certain employees and executive officers (these awards were ratified by shareholders at the 1998 annual meeting).

     Except for the annual  incentive  compensation  described in the  following
paragraph,   executive   compensation   is  not  directly  linked  to  corporate
performance.

     As a part of its annual incentive compensation, described above, the Corporation established an incentive compensation plan, which is administered by the Compensation Committee and designed to award incentive payments to all full-time employees of the Corporation and its subsidiaries, including named executive officers, when certain threshold levels of performance are met. The Committee establishes the incentive threshold at the earnings level recommended by the management of the Corporation. As the earnings of the Corporation exceed that threshold, certain incentive percentages are triggered.

     The Chief Executive Officer is responsible for recommending to the Compensation Committee the total pool for annual base salary increases for the Corporation's executive officers. The Chief Executive Officer then sets the individual annual base salaries for each executive officer from the total pool as approved by the Compensation Committee. The recommendation by the Chief Executive Officer for the pool for 2000 salary increases was accepted by the Compensation Committee without objection.

     The 2000 salary for Mr. Boyd, the Chief Executive Officer of the Corporation, was set by the Compensation Committee in an amount considered competitive with the salary levels for chief executive officers of comparable institutions and in light of the recent performance of the Corporation. In determining salary levels at comparable institutions, the Committee did not use consultants or market surveys but relied instead on its own experience and knowledge of market conditions. Although the recent performance of the Corporation has been strong under Mr. Boyd's leadership, 1999 earnings were slightly less than those for 1998. Accordingly, Mr. Boyd requested that there be no increase in his salary for 2000. The Committee accepted Mr. Boyd's request.

     All amounts of compensation indicated are deductible for income tax purposes.


                                J. Barry Banker
                                Charles T. Mitchell, C.P.A.
                                Frank W. Sower, Jr.



 COMPARISON OF CUMULATIVE TOTAL RETURN AMONG FARMERS CAPITAL BANK CORPORATION,
            NASDAQ MARKET INDEX, AND BANK INDUSTRY PEER GROUP INDEX

     The following graph sets forth a comparison of the five year cumulative total returns among the common shares of the Corporation, the NASDAQ Market Index ("broad market index") and MG Industry Group Index ("peer group index"). Cumulative shareholder return is computed by dividing the sum of the cumulative amount of dividends for the measurement period and the difference between the share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The broad market index comprises all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The peer group index consists of 58 banking companies in the southeastern United States. The Corporation is among the 58 companies included in the peer group index.

Measurement Period      Farmers Capital         NASDAQ          MG
(Fiscal Year Covered)   Bank Corporation        Market Index    Group Index
--------------------------------------------------------------------------------
(Measurement point - 12/31/95; $100.00)

FYE 12/31/96            $103.17                 $124.27         $127.65
FYE 12/31/97             167.90                  152.00          220.89
FYE 12/31/98             202.32                  214.39          210.37
FYE 12/31/99             167.87                  378.12          174.97
FYE 12/31/00             159.41                  237.66          178.63

Total return assumes reinvestment of dividends.
Assumes $100.00 invested on December 31, 1995.

CORPORATION PENSION PLAN

     The Corporation and its subsidiaries maintain a Pension Plan for their respective employees. The Pension Plan has two components, which are the employee stock ownership plan and the money purchase pension plan. Employees who have attained the age of 21 and who have completed one year of service are eligible to participate in the Pension Plan. For purposes of the Pension Plan, a year of service is a twelve-month period in which an employee works at least 1,000 hours.

     The  money  purchase   portion  of  the  Pension  Plan  provides  that  the
Corporation shall contribute to the Plan on behalf of each participant an amount equal to 4% of such participant's compensation for the Plan Year.

     Under the employee stock ownership portion of the Pension Plan, the Corporation may at its discretion contribute additional amounts (up to the maximum imposed by federal law), which will be allocated to all participants in the ratio that each participant's compensation bears to all participants' compensation. Such discretionary contributions will be utilized to purchase shares of Corporation Common Stock to be held in the participants' accounts.

     The Pension Plan is managed by the trust department of Farmers Bank (the "fund manager"), a subsidiary of the Corporation. The investment decisions respecting the contributions made by the Corporation to the accounts of participants under the money purchase pension plan portion of the Pension Plan are made at the sole discretion of the fund manager. The benefits which a participant can ultimately expect to receive from the Pension Plan are based upon the amount of the annual contributions made by the Corporation to his or her account together with the accumulated value of all earnings on those contributions. The Pension Plan's vesting schedule is as follows: three years of service, 20% vested; four years of service, 40% vested; five years of service, 60% vested; six years of service, 80% vested; and seven years of service, 100% vested.

CORPORATION SALARY SAVINGS PLAN

     The Corporation and its subsidiaries maintain a Salary Savings Plan for their employees who have attained the age of 21 and who have completed one year of service with the Corporation or its subsidiaries. A year of service is a twelve-month period in which an employee works at least 1,000 hours. The Savings Plan provides for three types of contributions, as follows:

         1.       Voluntary tax deferred contributions made by the participant.

         2.       Matching contributions made by the Corporation.

         3.       Discretionary Corporation contributions.

     A participant is permitted to make tax-deferred voluntary contributions under a salary reduction agreement. This deferral of compensation is subject to certain limitations, one of which is the limit imposed by the Internal Revenue Code of 1986, as amended, upon the dollar amount of the deferral. In 2000, such limit was $10,500.00.

     All contributions made by a participant up to 4% of such participant's compensation are matched by the Corporation. The Corporation may, in its sole discretion, make additional contributions to the Savings Plan on behalf of participants. The Corporation made no discretionary contribution to the Savings Plan in 1999. Discretionary contributions are allocated among participants in the ratio that each participant's compensation bears to all participants' compensation.

     Participants' contributions to the Savings Plan are considered as part of the participant's compensation for purposes of computing the Corporation's contribution to the Savings Plan.

     The Savings Plan participants are immediately vested in 100% of their contributions, and Corporation contributions vest on a schedule that mirrors that of the Corporation Pension Plan enumerated above.

REPORT OF THE AUDIT COMMITTEE

     Farmers Capital Bank Corporation has established an audit committee within the Board of Directors. The audit committee consists of four members. The Board of Directors has determined that each of the four members is independent and able to read and understand financial statements. The Board of Directors has also determined that at least one member of the audit committee has past employment experience in finance or accounting. The Board of Directors has reviewed, assessed the adequacy of, and approved the audit committee charter. The complete text of the charter is set forth in Appendix A.

     In connection with the December 31, 2000 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by the Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1. Based upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

                         Charles T. Mitchell, CPA, Audit Committee Chairman Frank W, Sower, Jr.
                         J. Barry Banker
                         Dr. John D. Sutterlin

TRANSACTIONS WITH MANAGEMENT

     The bank subsidiaries of the Corporation have had and expect in the future to have banking transactions in the ordinary course of business with directors and executive officers of the Corporation and their associates. All loans to such persons or their associates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than normal risk of collectability or other unfavorable features.

     Farmers Bank leases the second floor and basement of a building located at 201 West Main Street, Frankfort, Kentucky, to the Charles T. Mitchell Company for $30,505 per year. Mr. Charles T. Mitchell is an advisory director of the Corporation and is a former partner (now retired) in the Charles T. Mitchell Company.

     Kentucky Banking Centers leases space for its Munfordville Banking Center in a building that is partially owned by director, Stokes A. Baird, IV. The total annual rent paid for the space is $10,800.00.

                                    GENERAL

     2002 ANNUAL MEETING. It is presently contemplated that the 2002 Annual Meeting of the Shareholders will be held on or about May 7, 2002. In order for any shareholder proposal to be included in the proxy material of the Corporation for the 2001 Annual Meeting of Shareholders, it must be received by the Secretary of the Corporation no later than December 5, 2001. It is urged that any proposals be sent by certified mail, return receipt requested.

     EXPENSES. The expense of this solicitation of proxies will be borne by the Corporation.

     SOLICITATIONS. Solicitations will be made by the use of mails, except that proxies may be solicited by telephone by directors and officers of the Corporation. The Corporation does not expect to pay any other compensation for the solicitation of proxies, but will reimburse brokers and other persons holding stock in their names, or in the name of nominees, for their expenses in sending proxy materials to their principals.

     NO APPRAISAL RIGHTS. Under Kentucky law, there are no appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Meeting.

                                 OTHER BUSINESS

     The Board of Directors does not presently know of any matters which will be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the holders of proxies solicited by the Board of Directors of the Corporation will have the authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

                                      By Order of the Board of Directors,

                                      /s/ James H. Childers

                                      James H. Childers
                                      Secretary

Frankfort, Kentucky
April 2, 2001

                                   APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors and internal audit department.

     - Provide an avenue of communication among the independent auditors, management, the internal audit department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, subject to full Board approval and at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.    AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of companies listed on NASDAQ. The Audit Committee shall be comprised of three or more directors, including emeritus directors, as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an audit committee Chair is not present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal audit department, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review any significant findings noted during the auditors' limited review procedures.

III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing of the 10-K or distribution of the annual report. This should be done as soon as possible after receipt of the independent auditor's opinion and the proposed footnotes. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with the management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management's responses, including the status of previous recommendations.

4. Review with the independent auditors the results of the quarterly financial statement reviews prior to release of earnings and/or filing of the 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

INDEPENDENT AUDITORS

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor's independence. Independent auditors are required to provide a report which discloses all relationships with the Company that the auditor believes may impact independence and objectivity.

8. Review the independent auditors' audit plan and engagement letter. Discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. This may be accomplished through a telephone conversation with the Audit Committee or the Chair as its representative. Also discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61. These SAS 61 requirements may be communicated by independent auditors orally or in writing and may take place before or after the financial statements are issued. Items include:
    auditor's responsibility under GAAS, significant accounting policies, management judgments and accounting estimates, significant audit adjustments, other information in documents containing audited financial statements, disagreements with management, consultation with other accountants by management, major issues discussed with management prior to retention, and any difficulties encountered in performing the audit.

10. Consider  the  independent   auditors'   judgments  about  the  quality  and
    appropriateness of the Company's accounting principles as applied in its financial reporting.

INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

11. Review the budget, plan, changes in plan activities, organizational structure, and qualifications of the internal audit department as needed. The internal audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Audit Committee.

12. Review the appointment, performance and replacement of the senior internal audit executive.

13. Review reports prepared by the internal audit department together with management's response and follow-up to these reports.

14. On at least an annual basis, review with the Company's counsel, any legal matters that could have significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. This report should be included in the Company's annual proxy statement. The report should note whether the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by SAS 61; and (3) received and discussed with the auditors the required report noting auditor independence. The report to shareholders should also state whether the Committee recommends to include the audited financial statements in the annual report.

16. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities. The Director of Internal Audit will also present an Internal Audit Update directly to the Board of Directors on a quarterly basis.

                                FARMERS CAPITAL
                                BANK CORPORATION




                            NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT





                               ANNUAL MEETING OF
                                  SHAREHOLDERS
                                  MAY 8, 2001

                        FARMERS CAPITAL BANK CORPORATION
                                     PROXY

Solicited by the Board of Directors in accordance with the notice of Annual Meeting of Shareholders and Proxy Statement dated April 2, 2001 for the Annual Meeting of Shareholders to be held May 8, 2001.

The undersigned shareholder hereby appoints Charles S. Boyd and Frank W. Sower, Jr., or any of them with full power of substitution, to act as proxy for and to vote the stock of the undersigned at the Annual Meeting of Shareholders of Farmers Capital Bank Corporation to be held at Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky on Tuesday May 8, 2001, at 11:00 a.m., local time, notice of which meeting and accompanying Proxy Statement being hereby acknowledged as having been received by the undersigned, and at any adjournment or adjournments thereof, as fully as the undersigned would be entitled to vote if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as follows:

1. The election of the following nominees as directors of the Corporation as set forth in the Board of Director's Proxy Statement, including discretionary authority of selective cumulation: 1) Lloyd C. Hillard, Jr., 2) Harold G. Mays,
3) Robert Roach, Jr., 4) W. Benjamin Crain;

2. The transaction of such other business as may properly come before the meeting.

                        FARMERS CAPITAL BANK CORPORATION
                                PROXY REPLY CARD

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES REFERRED TO IN ITEM 1 (INCLUDING SUBSTITUTE NOMINEE IN THE CASE OF UNAVAILABILITY).

1.  [] FOR ALL NOMINEES
    [] WITHHOLD ALL NOMINEES
    [] FOR ALL NOMINEES EXCEPT THOSE LISTED

    ----------------------------------------

2.  [] FOR
    [] AGAINST
    [] ABSTAIN


     PLEASE DATE AND SIGN ON REVERSE, AND RETURN IN THE ENCLOSED ENVELOPE.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                      and will be voted as stated herein.

                        FARMERS CAPITAL BANK CORPORATION
                                      PROXY

I hereby vote my shares (listed below) as indicated on the reverse side.

Please sign your name below exactly as it appears on your stock certificate(s). Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

                                                Date ______________________ 2001

                                                ________________________________

                                                ________________________________

                                                ________________________________
                                                     Signature of Shareholder(s)